Exhibit 10.11

11 October 2000

Mr Ahmed Qasem
PO Box 982
Guildford, NSW 2161

Dear Ahmed

Employment with PWV Medical

We would like to offer you a permanent position with PWV Medical as Applications Development Executive on the following terms and conditions.

1. Role & Responsibilities
You will be responsible initially for developing and validating new clinical applications for the Company's technology and products. In this position you will report to our Software Manager, Peter Harpas. Additional specific tasks and the objectives will be set after you have completed your initial familiarisation with the Company's technology and markets.

2. Remuneration
The Company will pay you a salary of $ 60,000 p.a. paid monthly in arrears. The Company will also reimburse expenses incurred by you on activities agreed in advance with the Company. The Company will pay its statutory superannuation obligations on your behalf to a superannuation fund of your choice.

After one year's service you will become eligible for a grant of options to acquire Company shares.

3. Start Date
We understand that you are completing the final draft of your PhD thesis, and would like to work part-time through to end December before joining full-time in January. We agree with your suggestion that you should start with us Monday 23 October on a two days per week basis, with the salary paid pro rata. We would be pleased if it becomes possible to accelerate this time commitment.

4. Holidays
You will be entitled to four weeks leave per annum.

5. Confidentiality Agreement
You will be required to sign a confidentiality agreement with the company upon joining.

6. Termination
Should either party wish to terminate this agreement they must give the other party one month's notice in writing.

Ahmed, we look forward to having you work with our team as we take this new technology into clinical use around the world. If you accept this proposal please sign below on the copy and return it to me.

Yours sincerely

Ross Harricks
CEO

I accept these terms and conditions:

....
Ahmed Qasem *date*

11 October 2000

Mr Ahmed Qasem
PO Box 982
Guildford, NSW 2161

Dear Ahmed

Employment with PWV Medical

We would like to offer you a permanent position with PWV Medical as Applications Development Executive on the following terms and conditions.

1. Role & Responsibilities
You will be responsible initially for developing and validating new clinical applications for the Company's technology and products. In this position you will report to our Software Manager, Peter Harpas. Additional specific tasks and the objectives will be set after you have completed your initial familiarisation with the Company's technology and markets.

2. Remuneration
The Company will pay you a salary of $ 60,000 p.a. paid monthly in arrears. The Company will also reimburse expenses incurred by you on activities agreed in advance with the Company. The Company will pay its statutory superannuation obligations on your behalf to a superannuation fund of your choice.

After one year's service you will become eligible for a grant of options to acquire Company shares.

3. Start Date
We understand that you are completing the final draft of your PhD thesis, and would like to work part-time through to end December before joining full-time in January. We agree with your suggestion that you should start with us Monday ~~23~~ 30 October on a two days per week basis, with the salary paid pro rata. We would be pleased if it becomes possible to accelerate this time commitment.
Ahmed Qasem

4. Holidays
You will be entitled to four weeks leave per annum.

5. Confidentiality Agreement
You will be required to sign a confidentiality agreement with the company upon joining.

6. Termination
Should either party wish to terminate this agreement they must give the other party one month's notice in writing.

Ahmed, we look forward to having you work with our team as we take this new technology into clinical use around the world. If you accept this proposal please sign below on the copy and return it to me.

Yours sincerely

Ross Harricks
CEO

I accept these terms and conditions:

Ahmad Qasem ... 18-10-2000
Ahmed Qasem *date*